Exhibit B.4

K&S DRAFT
5/14/97
FIRST AMENDMENT AND WAIVER

Dated as of May     , 1997


This FIRST AMENDMENT AND WAIVER dated as of May   , 1997 (the "Amendment")
among NORTHEAST UTILITIES ("NU"), THE CONNECTICUT LIGHT AND POWER COMPANY ("CL&P") and WESTERN MASSACHUSETTS ELECTRIC COMPANY ("WMECO"; NU, CL&P and WMECO, each being a "Borrower", and collectively, the "Borrowers"), the various financial institutions listed on the signature pages hereto and CITIBANK, N.A., as administrative agent and collateral agent (the "Administrative Agent").

WHEREAS, the Borrowers, certain Banks and the Administrative Agent have entered into a Credit Agreement dated as of November 21, 1996 (as amended to the date hereof, being the "Existing Credit Agreement"; and the Existing Credit Agreement as amended by this Amendment, being the "Amended Credit Agreement"; capitalized terms used herein unless otherwise defined herein shall have the meanings set forth in the Existing Credit Agreement);

WHEREAS, pursuant to a Letter Waiver dated February 12, 1997 from the Majority Lenders to NU, as extended by those certain letters dated March 1, 1997, March 25, 1997 and April 2, 1997 from the Majority Lenders to certain Borrowers, the Lenders temporarily waived compliance by NU with the interest coverage ratio set forth in Section 7.03(b) of the Existing Credit Agreement in respect of the Fiscal Quarter ended December 31, 1996;

WHEREAS, pursuant to a Letter Waiver dated March 26, 1997 from the Majority Lenders to CL&P, as extended by that certain letter dated April 2, 1997 from the Majority Lenders to certain Borrowers, the Lenders temporarily waived compliance by CL&P with the interest coverage ratio set forth in Section 7.03(b) of the Existing Credit Agreement in respect of the Fiscal Quarter ended March 31, 1997;

WHEREAS, pursuant to that certain Interim Waiver dated March 25, 1997 from the Lenders to the Borrowers, the Borrowers and the Lenders agreed to extend the expiration date of the above referenced Letter Waivers until May 30, 1997 in order to, among other things, (i) amend the Existing Credit Agreement as provided for herein and (ii) permanently waive compliance with the interest coverage ratio covenant set forth in Section 7.03(b) of the Existing Credit Agreement by NU, with respect to the Fiscal Quarter ended December 31, 1996, and CL&P, with respect to the Fiscal Quarter ended March 31, 1997; and

WHEREAS, the Majority Lenders and the Borrowers have agreed to amend the Existing Credit Agreement and permanently waive compliance with the interest coverage ratio covenant set forth in Section 7.03(b) of the Existing Credit Agreement by NU and CL&P with respect to certain Fiscal Quarters as hereinafter set forth;

NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

SECTION 1. Waiver. (a) Effective as of December 31, 1996 and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders hereby permanently waive compliance by NU with the interest coverage ratio covenant set forth in Section 7.03(b) of the Existing Credit Agreement in respect of the Fiscal Quarter ended December 31, 1996.

(b) Effective as of March 31, 1997 and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders hereby permanently waive compliance by CL&P with the interest coverage ratio covenant set forth in Section 7.03(b) of the Existing Credit Agreement in respect of the Fiscal Quarter ended March 31, 1997.

(c) Effective as of November 21, 1996 and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders hereby permanently waive any Event of Default resulting from the failure of the Borrowers to include on Schedule III to the Credit Agreement the Indebtedness listed under the caption "The Rocky River Realty Company" on Schedule III attached to the Amended Credit Agreement.

SECTION 2. Amendment and Restatement of the Existing Credit Agreement. The Existing Credit Agreement, including, without limitation, the schedules and exhibits thereto, is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended and restated in its entirety to read as set forth in Exhibit A attached hereto.

SECTION 3. Conditions of Effectiveness. (a) This Amendment shall become effective when, and only when, the Administrative Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each
Lender:

(i) Counterparts of this Amendment, duly executed by each Borrower and by the Majority Lenders;

(ii) Finalized Collateral FMBs (as defined in the Amended Credit Agreement) of CL&P and WMECO, duly executed by CL&P or WMECO, as the case may be, and authenticated by the applicable trustee;

(iii) Counterparts of the Collateral Agency Agreement entered into among the Borrowers, the Lenders and Citibank, N.A., as collateral agent, duly executed by each party thereto;

(iv) A certificate of the Secretary or Assistant Secretary of each Borrower certifying:

(A) the names and true signatures of the officers of such Borrower authorized to sign this Amendment, the applicable Collateral FMB (in the case of CL&P and WMECO) and the other documents to be delivered by such Borrower hereunder;

(B) that, in the case of NU, its Declaration of Trust, and in the case of CL&P and WMECO, its Articles of Incorporation and By-laws, together with all amendments thereto, as in effect on such date, have not been amended, supplemented or otherwise modified since November 21, 1996, except, in the case of the Articles of Incorporation of CL&P, that attached thereto are true and correct copies of all amendments, supplements and other modifications made thereto since November 21, 1996;

(C) that attached thereto are true and correct copies of: (1) in the case of NU, the resolutions of its Board of Trustees and, in the case of CL&P and WMECO, the resolutions of their respective Boards of Directors, in each case approving this Amendment, the applicable Collateral FMB (in the case of CL&P and WMECO) and the other documents to be delivered by or on behalf of such Borrower hereunder; (2) all documents evidencing other necessary corporate or other similar action, if any, with respect to the execution, delivery and performance by such Borrower of this Amendment, the applicable Collateral FMB (in the case of CL&P and WMECO) and the other documents to be delivered by or on behalf of such Borrower hereunder; and (3) true and correct copies of all Governmental Approvals referred to in clauses (i) and (ii) of the definition of "Governmental Approval" required to be obtained or made by such Borrower in connection with the execution, delivery and performance by such Borrower of this Amendment, the applicable Collateral FMB (in the case of CL&P and WMECO) and the other documents to be delivered by or on behalf of such Borrower hereunder;

(D) that the resolutions referred to in the foregoing clause (C)(2) have not been modified, revoked or rescinded and are in full force and effect on such date; and


(E) with respect to CL&P and WMECO only, that attached thereto are true and complete copies of its First Mortgage Indenture, together with any modifications, amendments or supplements delivered subsequent thereto and in effect on the date hereof;

(v)  Favorable opinions of:

(A) Day, Berry & Howard, counsel to the Borrowers, as to such matters as the Administrative Agent may reasonably request;

(B) Peabody & Brown, counsel to WMECO, as to such matters as the Administrative Agent may reasonably request; and

(C) Jeffrey C. Miller, Assistant General Counsel of NUSCO, as to such matters as the Administrative Agent may reasonably request; and

(vi) Such financial, business and other information regarding each Borrower and its Principal Subsidiaries, as any Agent shall have reasonably requested.

(b) The Administrative Agent shall have received such other approvals, opinions and documents as the Majority Lenders, through the Administrative Agent, shall have reasonably requested as to the legality, validity, binding effect or enforceability of this Amendment and the Collateral FMBs, or the financial condition, operations, properties or prospects of each Borrower and their respective Principal Subsidiaries.

SECTION 4. Representations and Warranties of the Borrower. Each Borrower represents and warrants as follows:

(a)  the representations and warranties of such Borrower contained in Section
6.01 of the Amended Credit Agreement are correct, in all material respects, on and as of the date hereof; and

(b) no Event of Default or Unmatured Default with respect to such Borrower has occurred and is continuing under the Amended Credit Agreement.

SECTION 5.  Reference to and Effect on the Loan Documents.   (a)  Upon the
effectiveness of this Amendment, on and after the date hereof, reference in the Loan Documents (as defined in Amended Credit Agreement) to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b) Except as specifically amended above, the Existing Credit Agreement and the other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in Sections 1 and 2 hereof, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6.  Costs, Expenses and Taxes.  The Borrowers agree to pay on demand:
(i) all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of the Loan Documents, the administration of the Loan Documents, and any proposed modification, amendment, or consent relating thereto (including, in each case, the reasonable fees and expenses of counsel to the Administrative Agent); and
(ii) all costs and expenses of the Administrative Agent and each Lender (including all fees and expenses of counsel) in connection with the enforcement, whether through negotiations, legal proceedings or otherwise, of the Loan Documents. In addition, the Borrowers agree to pay on demand any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment, the Collateral FMBs and the other instruments and documents to be delivered hereunder, and agree to save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


NORTHEAST UTILITIES



By:
     Name:
     Title:


THE CONNECTICUT LIGHT AND
     POWER COMPANY



By:
     Name:
     Title:


WESTERN MASSACHUSETTS
     ELECTRIC COMPANY



By:
     Name:
     Title:


CITIBANK, N.A.,
     as Administrative Agent, Collateral Agent and
     Lender


By:
     Name:
     Title:

TORONTO DOMINION (NEW YORK), INC.,
     as Co-Agent and Lender



By:
     Name:
     Title:


FLEET NATIONAL BANK,
     as Co-Agent and Lender




By:
     Name:
     Title:


CIBC INC.,
     as Co-Agent and Lender


By:
     Name:
     Title:


THE FIRST NATIONAL BANK OF CHICAGO,
     as Lender



By:
 Name:
     Title:



THE FIRST NATIONAL BANK OF BOSTON,
     as Lender


By:
     Name:
     Title:


BARCLAYS BANK PLC,
     as Lender


By:
     Name:
     Title:


MELLON BANK, N.A.,
     as Lender


By:
     Name:
     Title:


UNION BANK OF SWITZERLAND,
     NEW YORK BRANCH,
     as Lender


By:
     Name:
     Title:



By:
     Name:
     Title:


SWISS BANK CORPORATION,
     as Lender


By:
 Name:
     Title:



By:
 Name:
     Title:


THE YASUDA TRUST AND BANKING CO.,
     LTD., NEW YORK BRANCH,
     as Lender


By:
     Name:
     Title:


UNION BANK OF CALIFORNIA, N.A.,
     as Lender


By:
     Name:
     Title: